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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    June 10, 2003
                                                 --------------------


                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Chapter)

             Maryland                                     1-10093                                13-6908486
------------------------------------        ------------------------------------        ---------------------------
     (State or other jurisdiction                    (Commission                              (IRS Employer
         of incorporation)                           File Number)                           Identification No.)



27600 Northwestern Highway, Suite 200, Southfield, Michigan                   48034
------------------------------------------------------------           -----------------
         (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code        (248) 350-9900
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         Attached as Exhibits to this form are the documents listed below:

Exhibit                                   Document

1 Equity Underwriting Agreement, dated June 10, 2003, by and among Ramco-Gershenson Properties Trust, Ramco-Gershenson Properties, L.P. and Deutsche Bank Securities Inc.

5           Opinion of Ballard Spahr Andrews and Ingersoll, LLP

23.1        Consent of Spahr Andrews and Ingersoll, LLP (included in exhibit 5)


ITEM 6.     NOT APPLICABLE.

ITEM 7.     NOT APPLICABLE.

ITEM 8.     NOT APPLICABLE.


























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RAMCO-GERSHENSON PROPERTIES TRUST

Date: June 13, 2003                   By: /s/ Dennis Gershenson
                                          ------------------------------------

                                      Name:    Dennis Gershenson
                                      Title:   President/CEO







































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                                INDEX TO EXHIBITS


EXHIBIT                                  DOCUMENT

1 Equity Underwriting Agreement, dated June 10, 2003, by and among Ramco-Gershenson Properties Trust, Ramco-Gershenson Properties, L.P. and Deutsche Bank Securities Inc.

5           Opinion of Ballard Spahr Andrews and Ingersoll, LLP

23.1        Consent of Spahr Andrews and Ingersoll, LLP (included in exhibit 5)